Securities Act File No. 333-59745
                                               Securities Act File No. 002-48906
                                               Securities Act File No. 002-34552
                                                Securities Act File No. 33-56094


                                  PILGRIM FUNDS

                       Supplement dated November 21, 2001
                   to the Statement of Additional Information
                              dated August 1, 2001

1. ADOPTION OF FUNDAMENTAL INVESTMENT RESTRICTION ON PURCHASE AND SALE OF COMMODITIES

     On November 2, 2001, the Board of Trustees of Pilgrim Funds Trust adopted a fundamental investment restriction regarding the purchase and sale of commodities and commodity contracts. The following disclosure is added under " Investment Restrictions -- Pilgrim Funds Trust" on pages 71-72 of the Statement of Additional Information:

     Each series of Pilgrim Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:

     ...

     (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

2.   CHANGE IN DISCLOSURE REGARDING 12B-1 FEES FOR CLASS Q SHARES

     Effective November 1, 2001, the following disclosure will replace the fourth paragraph under the section "Rule 12b-1 Plans" on page 22 of the Statement of Additional Information:

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for GNMA Income Fund and High Yield Fund) for Class M and 0.15% - 0.65% for Class T. Rights to those ongoing payments begin to accrue in the 13th month following a purchase of Class A, Class B, or Class C Shares, and in the first month following a purchase of Class M or Class T Shares. In addition, a 0.25% fee may be paid on Class Q Shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.